January 18, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20548

Attn:  Division of Investment Management

Re: Upright Investments Trust, File Nos. 811-08723 and 333-49109, Post-Effective Amendment # 3 ("PEA # 3) to Registration Statement on form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940.

Gentlemen:

We are, on behalf of Upright Investments Trust, filing PEA # 3 to Registration Statement on form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, to be effective immediately pursuant to Rule 485(b).

If you have any questions or comments concerning this filing, contact me at any time at the number set forth above. Thank you for your consideration.

Sincerely,



David Y.S Chiueh

                                  As Filed With
                     The Securities and Exchange Commission
                                   On 02/18/01


                               File Nos: 811-08723
                                    333-49109

                       Securities And Exchange Commission
                       ----------------------------------
                             Washington, D.C. 20549

                                    Form N-1A

Registration Statement Under The Securities Act Of 1933                [X]
Pre-Effective Amendment No.                                            [ ]
Post-Effective Amendment No.                                           [3]

And

Registration Statement Under
The Investment Company Act Of 1940                                     [X]
Amendment No.                                                          [7]

                        (Check Appropriate Box Or Boxes.)


                            Upright Investments Trust
                         -------------------------------
               (Exact Name Of Registrant As Specified In Charter)

                          615 West Mount Pleasant Ave.
                              Livingston, NJ 07039
                            ------------------------
                     (Address Of Principal Executive Office)

               Registrant's Telephone Number, Including Area Code:
                                  973-533-1818
                                  ------------

                                David Y.S. Chiueh
                          615 West Mount Pleasant Ave.
                              Livingston, NJ 07039
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):


/X/ immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph  (b)
/ / 60 days after  filing  pursuant  to  paragraph  (a)(1)
/ / on February 1, 2000 pursuant to paragraph  (a)(3)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement.


A Rule 24f-2 Notice for the year ended September 30, 2000 was filed on November 30, 2000.


TOTAL NUMBER OF PAGES _____
EXHIBIT INDEX BEGINS
ON PAGE               _____

PROSPECTUS

                               UPRIGHT GROWTH FUND
                                  (the "Fund")


                                   A Series of
                            Upright Investments Trust
                                  (the "Trust")
                         615 West Mount Pleasant Avenue
                          Livingston, New Jersey 07039
                                 (973) 533-1818



                                      Dated
                                January 18, 2001


The Fund seeks long term growth of capital by investing principally in common stocks.







As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

THE FUND

         What is the Fund's Primary Investment  Objective?................
         What are the Fund's Primary  Investment  Strategies?.............
         What are the Principal Risks of Investing in the Fund?...........
         Who May Want to Invest in the Fund...............................
         How Has the Fund  Performed  in the  Past?.......................
         What are the Fund's Fees And Expenses?...........................
         Shareholder Fees.................................................
         Annual Fund Operating Expenses...................................
         An Example of Fund Expenses Over Time............................
         Additional Information On Investment Policies and Risks..........
         Financial Highlights.............................................

THE FUND'S INVESTMENT ADVISER

         The Fund's Adviser...............................................
         The Fund's Portfolio Managers....................................

HOW TO BUY AND SELL SHARES

         Determination of Share Price.....................................
         Minimum Investment Amounts.......................................
         Opening and Adding To Your Account...............................
         Purchases By Mail................................................
         Wire Transfer Purchases..........................................
         Purchases through Financial Service Organizations................
         Automatic Purchase Plan..........................................
         Sales Charges....................................................
         Sales Charge Waiver..............................................
         Rights of Accumulation...........................................
         Letter of Intent.................................................
         Miscellaneous Purchase Information...............................
         Redeeming Your Shares............................................
         By  Mail.........................................................
         Signature Guarantees.............................................
         By Telephone.....................................................
         By Wire..........................................................
         Redemption At The Option Of The Fund.............................

DIVIDENDS AND DISTRIBUTIONS...............................................

TAX CONSIDERATIONS........................................................

GENERAL INFORMATION.......................................................

FOR MORE INFORMATION......................................................

                                    THE FUND

What is the Fund's Primary Investment Objective?

The Fund's investment objective is long-term growth of capital.

What are the Fund's Primary Investment Strategies?

 The Fund's Adviser seeks to achieve the Fund's investment goal by:
    * investing primarily in the common stock, preferred stock, and securities convertible into common stock, of United States publicly-traded companies;
    * investing without regard to market capitalization; and
    * investing in companies that the Fund's investment adviser believes are reasonably priced or undervalued, with the potential for significant long-term growth.

When selecting investments for the Fund, the Adviser generally considers the following factors:

    * Quality of the company's management;
    * Strength of the company's balance sheet;
    * Projected  growth  rate  of the  company's  earnings  in the  future;  and
    * Relevant market, economic and political environments.

The Adviser will liquidate an investment when the Adviser believes that the security is no longer attractive based on its growth potential, price, or both. The Adviser may also liquidate an investment if the Adviser believes that another investment offers a better opportunity for the Fund to achieve its investment objective.

Temporary Defensive Strategy: Under adverse market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents. These include obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentalities ("U.S. Government Securities") or high quality money market instruments such as notes, certificates of deposit or bankers acceptances. It is impossible to predict when or for how long the Adviser may employ these strategies for the Fund. During such a period, the Fund will not be investing according to its investment objective and therefore may not achieve its investment objective. Also, when the Fund invests in other mutual funds, you will indirectly bear a portion of the fees charged by the other mutual fund, which could have an adverse effect on your investment. The Fund cannot invest more than 5 % of its total net assets in one unaffiliated mutual fund. The Fund also cannot own an interest in another mutual fund in excess of 3% of the shares of the other mutual fund. Finally, the Fund may invest in more than one mutual fund, but the Fund's total investments in other mutual funds may not exceed 10 % of the Fund's total net assets (valued at the time of investment).

What is the Principal Risks of Investing in the Fund?
The risks  associated with investment include:

* Market Risk: The possibility that a downward business cycle can adversely affect a specific investment, as well as changes in the economic conditions and investor confidence. The market value of the Fund's investments fluctuates, sometimes rapidly and unpredictably.

* Management Risk: The strategy or determinations that the adviser makes will fail to achieve the intended objectives.

* Liquidity Risk: Certain investments may be difficult or impossible to sell at the time and the price that the Fund would like. As a result, the Fund's net asset value could be adversely affected.

* Investment Style Risk: Market performance tends to be cyclical; certain investment styles may fall in and out of favor. If the market is not favoring the Fund's investment approach, the Fund's performance may lag other funds using different investment styles.

* Interest Rate Risk: With respect to preferred stock, convertible securities and corporate debt securities, changes in interest rates can result in a decline in the market value of an investment. A rise in interest rates causes a fall in values, while a fall in interest rates will generally cause a rise in values.

* Small Companies Risk: The Fund, from time to time, may invest a substantial portion of its assets in smaller capitalization companies (less than $3 billion in market capitalization). While smaller companies generally have potential for rapid growth, they often involve higher risk because they have narrower markets and more limited managerial and financial resources than larger, more established companies. Therefore, their performance can be more volatile and they face greater risk of business failure that could increase the volatility of the Fund's portfolio.

* General Risks: The value of the Fund's shares will fluctuate to a greater degree than the shares of funds utilizing more conservative investment techniques or those having as investment objectives the conservation of capital and/or the realization of current income. When you sell your shares, they may be worth less than what you paid for them. There is no guarantee that the Fund will achieve its objective.

Who May Want to Invest in the Fund?

The Fund may suitable for you if:

  You are a long-term investor;
  Your investment goal is capital appreciation;
  You have no immediate financial need for the money invested in the Fund; You can accept the significant short-term fluctuations in portfolio value;

You want to allocate some portion of your long-term investments to common stock investing; and you have the financial ability to tolerate greater risk in exchange for the possibility to realize potential long-term gains.

How Has the Fund performed in the Past?

The return information on the following illustrates how the performance of the Fund's shares can vary. The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and how the Fund's returns compare to a broad measure of market performance. Please keep in mind that the past performance does not represent how it will perform in the future.

(graph)

                         Best and Worst Quarterly Return
                   Best                                  Worst
            1999 - 4th Quarter                    2000 - 4th Quarter
                  17.36%                                -17.53%

               Average Annual Total Return as of December 31, 2000
                                       One Year             Since inception

Upright Growth Fund                    -9.98%                    3.28%
S&P 500 Index *                        -9.10%                    3.87%

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

   Please note that the returns presented in the chart entitled " Calendar Year Total Return" and in the table entitled "Best and Worst Quarterly Returns" do not reflect the 3.0% maximum sales charge. If this sales charge was reflected, the return would be less than those shown. The returns presented in the table entitled "Average Annual Return total returns as of December 31, 2000" table do, reflect this sales charge.

What are the Fund's Fees and Expenses?

         The following information describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees:
(fees paid directly from your investment)

     1.   Maximum Sales Charge (Load)
          Imposed on Purchases                                         3.00%1
     2.   Maximum Deferred Sales Charge (Load)                         NONE
     3.   Maximum Sales Charge (Load)
          Imposed on Reinvested Dividends
          And other Distributions                                      NONE
     4.   Redemption Fees                                              NONE2

Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)

     Management Fees                                                   1.50%
     Distribution (12b-1) Fees                                         0.00%
     Other Expenses                                                    1.71%
                                                                     ---------
     Total Annual Fund Operating Expenses                              3.21%3


Example:

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year         3 Years        5 Years          10 Years
-------        -------        -------         ---------

$ 614          $1,259         $1,928           $3,707


ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS

* Restricted and Illiquid Securities: The Fund may invest up to 15% of its assets in securities that are determined by the Adviser, under the supervision of the Board of Trustees, to be illiquid. This means that the securities may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. These securities may present a greater risk of loss than other types of securities and therefore the Fund is limited as to the percentage of illiquid securities that it will hold.

1 The sales charge is reduced for investments of $500,000 or more, declining to 0.75% for purchases of $1 million or more. The sales charge may be waived for certain investors.

2    The Fund's custodian bank may charge for redemption by wire

3    "Other Expenses" include Administrative Fees.

* Foreign Securities: The Fund may invest up to 25% of the Fund's assets in securities principally traded in foreign markets and may also invest in domestic markets through depository receipts (ADR's) without regard to this limitation. Since foreign securities are normally denominated and traded in foreign currencies, these securities may involve additional risks not associated with securities of domestic companies such as exchange rate fluctuations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. In addition, issuers of foreign securities are generally subject to different accounting, financial reporting, auditing, and disclosure requirements compared to those in the U.S. Political or economic instability may also involve certain risks.

* Borrowing and Leverage: The fund may borrow up to one third of its total assets. This practice, known as "leverage" increases the Fund's market exposure and its risk. When the Fund has borrowed money for leverage and its investments increase or decrease in value, it may exaggerate the effect of any increase or decrease on the Fund's net asset value as opposed to if it had not borrowed money. Money borrowed will also be subject to interest and other costs which may include commitment fees and/or the cost of maintaining minimum average balances. These expenses will reduce the amount of any potential gains or increase any losses.

* Reverse Repurchase Agreement: The Fund may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by a Fund of securities held by it and an agreement to repurchase the securities at an agree-upon price, date, and interest payment. Reverse repurchase agreements will increase a Fund's overall investment exposure and may result in losses.

* Short Sales: A Fund may invest up to 25% of the Fund's total assets through short sale transactions. Short selling involves borrowing securities from a broker or other institution when the Adviser anticipates the price of a security to decline. The Fund is obligated to replace these securities borrowed so it may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short will result in a loss to the fund.

* Options: The Fund may write, purchase and sell put and sell covered call options. An option is the right to buy or sell a security at predetermined price for a period of time. Options are sometimes referred to as a type of derivative instrument. The Fund may not achieve the desired benefit of those instruments, or may realize losses and be in a worse position than if the instruments had not been used. Gains and losses realized from options depend on the manager's ability to predict the direction of stock prices, interest rates and other economic. Because options may be riskier than other types of investments, the Fund has limits on their use of up to 15% of its net assets. Covered options writing (sell) are not subject to the 15% limitation.

* Warrants: The Fund may invest up to 10% of its assets in warrants. A warrant is an option to purchase, within a specified time period, a stated number of shares of common stock at a specified price. Warrants permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which these warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. The Fund may lose money if the price of the security declines or if the warrant expires before it is exercised.

* Sector Concentration: The Fund may from time-to-time concentrate its investments in a single market segment, such as the technology or medical sector. When the Fund concentrates its investments in the technology sector, the Fund may invest in the following industries, all of which would be classified is technology sector: computer; software; computer peripherals; data storage service; networking; semiconductors and telecommunication, etc.

     Although the Investment Advisor currently believes those concentrated investments by the Fund in the technology and/or medical sectors may offer greater opportunities for growth of capital, such investments may also expose investors to greater than average financial and market risk. One of the risks of concentration in a certain market sector is that the value of such investments may fluctuate dramatically, and may be more adversely affected by market changes.

* Portfolio Turnover: "portfolio turnover" is a change in stocks held by a Fund. Frequent purchases and sales of the Fund's portfolio stocks involve some expense to the Fund and therefore, higher portfolio turnover activity can increase the Fund's transaction costs and have a negative affect on its performance. The Fund does not have any limitations regarding portfolio turnover. The Fund may engage in short term trading if necessary to achieve its objective and may have portfolio turnover rates in excess of 100%, but not to exceed 200%. The portfolio turnover rate will vary from year to year depending on the market conditions and this can be found under " Financial Highlights."

Financial Highlights

The financial highlights information presented below is intended to help you understand the Fund's financial performance for the past fiscal years. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate you would have earned (or lost) during the Fund's fiscal years, assuming you had reinvested all dividends and distributions. The information presented in this table has been audited by Baird, Kurtz & Dobson
(BKD). Information prior to the year ended September 30,2000 was audited by McCurdy & Associates CPA's Inc. The Fund's financial statements and auditors' report are included in the Fund's Annual Report, a copy of which may be obtained without charge by contacting the Fund. The information presented below should be read in conjunction with the Fund's Annual Report.

                               UPRIGHT GROWTH FUND


                                                                           Year           01/21/1999
                                                                           Ended             to
                                                                        09/30/2000        09/30/1999

PER SHARE DATA
  Net asset value, beginning of period                                   $ 10.08           $ 10.00
                                                                         ---------        ---------
  Investment operations:
    Net investment income (loss)                                           (0.18)             0.03
    Net realized and unrealized gain on investments                         3.41              0.05
                                                                         ---------        ---------
                                                                            3.23              0.08
                                                                         ---------        ---------
  Less distributions:
    From net investment income                                               .02

  Net asset value, end of period                                         $ 13.29           $ 10.08
                                                                         =========        =========

TOTAL RETURN 1                                                             32.06%             0.80% 2
                                                                         =========        =========

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)                               $ 1,962             $ 811
  Ratio of net expenses to average net assets                               3.21%             1.95% 3
  Ratio of net investment income (loss) to average net assets              (1.47)%            0.47% 3
  Ratio of net expenses to average net assets - without fee waiver          3.21%             5.47% 3
  Ratio of net investment income to average net assets -
     without fee waiver                                                    (1.47)%           (3.05)% 3
  Portfolio turnover rate                                                  19.88%             8.87%


1 Total returns do not include the one-time sales charge.
2 Total return is not annualized.
3 Annualized for the period January 21, 1999 (commencement of operations) through September 30, 1999.

 THE FUND'S INVESTMENT ADVISER

The Fund's Adviser

Upright Financial Corporation serves as investment adviser (the "Adviser") to the Fund and is responsible for selecting and managing the investments in the Fund's portfolio. The Adviser's office is located at 615 West Mount Pleasant Avenue, Livingston, New Jersey 07039. For its services, the Fund pays the Adviser a monthly fee at a rate equal to an annual fee of 1.5% of the Fund's daily net assets.

The Adviser also provides administrative services for the Fund, subject to the supervision and direction of the Board of Trustees of the Fund. These administrative services include furnishing certain internal executive and administrative services, providing office space, responding to shareholder inquiries, monitoring the financial, accounting and administrative transactions of the Fund, furnishing corporate secretarial services, which include assisting in the preparation of materials for meetings of the Board of Trustees, coordinating the preparation of annual and semi-annual reports, preparation of tax returns and generally assisting in monitoring compliance procedures for the Fund. For providing these services to the Fund, the Adviser receives a monthly fee calculated at an annual rate of 0.45% of the Fund's daily net assets for the first $50 million and 0.40% of the Fund's daily net assets for over 50 million.

The Fund's Portfolio Managers

The day-to-day investment operations of the Fund are managed by Mr. David Y.S. Chiueh, senior portfolio manager and President of the Adviser. Mr. Chiueh has been engaged in the securities business since 1990 and has managed the investment operations of the Fund since its inception in January 1999. He received his M.B.A. from Rutgers- the State University of New Jersey.

HOW TO BUY AND SELL SHARES

Determination of Share Price
Shares of the Fund are offered at each share's public offering price ("POP"), which is a share's net asset value ("NAV") plus the applicable sales charge. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding.

The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The Fund's per share NAV is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern Standard time.

Minimum Investment Amounts
The minimum initial investment for non-qualified accounts is $2,000 and the minimum for additional purchases is $100.

For information about investing in the Fund through a tax-deferred retirement plan, such as an Individual Retirement Account ("IRA"), Keogh Plan, a Simplified Employee Pension IRA ("SEP-IRA") or a profit sharing and money purchase plan, you should telephone the Fund, at 1-216-736-3500, or write to the Fund at:

                               Upright Growth Fund
                         C/o Mutual Shareholder Services
                       1301 East Ninth Street, Suite 1005
                               Cleveland, OH 44114

You should consult your tax advisers about establishing a retirement plan investment.

Opening and Adding to Your Account
You can invest in the Fund by mail, wire transfer and through participating financial service professionals. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling 1-216-736-3500.

Your purchase order, if accompanied by payment, will be processed upon receipt by Mutual Shareholder Services, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund's POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day.

Purchases by Mail
To purchase shares by mail, a check made payable to the Upright Growth Fund should be sent along with the completed account application to the Fund. Checks should be drawn on an U.S. bank. Send your purchase order to:


                               Upright Growth Fund
                         C/o Mutual Shareholder Services
                       1301 East Ninth Street, Suite 1005
                               Cleveland, OH 44114

Purchases by Wire
To make initial or subsequent purchases by wire, contact the Fund's transfer agent; Mutual Shareholder Services at 1-216-736-3500 to obtain an account number. Complete and sign the application form and mail it to the Fund at the above address. Instruct your bank to follow the following instructions when wiring your payment to the Fund:


                            Wire to: Fifth Third Bank
                                 ABA # 42000314
                             Account # 010033452950

                      Credit: Upright Growth Fund 729-36895
                  Shareholder Account Number
                                             ---------------
                  Shareholder Name
                                   -----------------

Purchases through Financial Services Organizations
You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Purchase Plan
You may purchase shares of the Fund through an Automatic Investment Plan ("Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this  option  if  you  have  an  account  maintained  at  a  domestic  financial institution which is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. The minimum initial investment under the Plan is $1,000, with minimum subsequent investments of $100. For more information, call the Transfer Agent at 1-216-736-3500.

Sales Charges
Shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of shares of the Fund

Investment                 As a % of offering price          Net amount invested

Up to $49,999              3%                                 3.09%
$50,000-99,999             2.5%                               2.56%
$100,000-249,999           2.25%                              2.30%
$250,000-499,999           1.75%                              1.78%
$500,000-749,999           1.5%                               1.52%
750,000-999,999            1.25%                              1.27%
$1 million and up          0.75%                              0.76%

Sales Charge Waiver
The following persons or entities may purchase shares of the Fund at net asset value without payment of any sales charge, (1) any investor purchasing shares upon the recommendation of a financial adviser to which the investor pays a fee for services relating to investment selection; (2) any employee or representative of Advisor, one of its affiliates or a broker-dealer with a selling group agreement with Advisor; (3) any trustee of the Trust; (4) any company exchanging shares with the Fund pursuant to a merger, acquisition or exchange offer; (5) any investment advisory client of the Adviser who has, in writing, given investment discretion to Advisor, to the extent the investment is from the account managed by the Adviser or Advisor; and (6) registered investment companies.

Rights of Accumulation
You may qualify for a reduced sales charge if the aggregate value of shares previously purchased and the shares currently being purchased in the account are over a breakpoint. Investments may be combined to include those held by you, your spouse, and your children under age 21 or members of a qualified group. A "qualified group" is one that has a purpose other than buying Fund shares at a discount. To qualify for the reduced sales charge, at time of purchase, you must provide your representative with enough information to make a proper determination.

Letter of Intent
The Letter of Intent will allow you to qualify for the reduced sales charge immediately by promising to invest an amount qualifying for a certain breakpoint within 13 months from the date of the letter. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Call the Fund for details.

Miscellaneous Purchase Information
The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or money order drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent before 5:00 p.m. Eastern time. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of placing the order.

Redeeming Your Shares

By Mail
You can arrange to take money out of your Fund account any time by selling some or all of your shares. You may redeem your shares by mailing or transmitting your request to:

                               Upright Growth Fund
                         C/o Mutual Shareholder Services
                        1301 East Ninth Street, Suite1005
                               Cleveland, OH 44114
                            Facsimile: (216) 875-8992

The redemption price you receive will be the Fund's per share NAV next calculated after receipt of all required documents in "Good Order".

"Good order" means that your redemption request must include:

1. Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4. Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

Signature Guarantees --
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     *    if you change the ownership on your account;
     * when you want the redemption proceeds sent to a different address than is registered on the account;

     * if the proceeds are to be made payable to someone other than the account's owner(s);
     *    any redemption transmitted by federal wire transfer to your bank; and
     * if a change of address request has been received by the Fund or the Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received by the Transfer Agent.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words, "Signature Guarantee."

Redemption at the Option of the Fund
If the value of the shares in your account falls to less than $1500, the Fund may notify you that, unless your account is increased to $1500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1500 before any action is taken. This right of redemption shall not apply if the value of your account drops below $1500 as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the one or more appropriate indices.

FOR MORE INFORMATION

Additional information about the Fund is included in Statement of Additional Information ("SAI"), containing more details about investment policies and techniques. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market condition and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of these documents or to make shareholder inquires about the Fund, please call collect at 1-973-533-1818.

Text-only versions of Fund documents can be viewed online or downloaded from the SEC's web site at http:// www.sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. For information on the operation of the Public Reference Room, call 1-800-SEC-0330. Copies of documents may also be obtained by sending your request and the appropriate fee to the SEC's Public Reference Section, Washington, DC 20549-6009


o This prospectus is not an offer to sell securities in any place where it would be illegal to do so.

*    The Fund's 1940 Act File Number is 811-08723

                               UPRIGHT GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                January 18, 2001

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated January 18, 2001, which may be obtained by writing the Fund at Upright Growth Fund c/o Mutual Shareholder Services, 1301 East Ninth St, Suite 1005, Cleveland, OH 44114 or calling the Fund at 1-216-736-3500. The Fund is a portfolio of Upright Investments Trust.

TABLE OF CONTENTS                                                      PAGE

Investment Policies and Limitations...................................... 2
Portfolio Transactions................................................... 6
Management of the Fund................................................... 7
Investment Management and Administration................................. 8
Principle Security Holders............................................... 9
Performance............................................................. 10
Taxes and Distributions................................................. 11
Description of the Trust................................................ 12

Investment Adviser and Administrator
Upright Financial Corporation
615 West Mt. Pleasant Avenue
Livingston, NJ  07039

Custodian
Fifth Third Bank Corporation
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Transfer Agent
Mutual Shareholder Services
1301 East Ninth Street, Suite 1005
Cleveland, OH  44114

Independent Accountants
Baird, Kurtz & Dobson
120 West 12th St. Suite 1200
Kansas City, MO 64105 - 2112

Underwriter
Maxus Securities Corp.,
1301 East Ninth Street, Suite 3600
Cleveland, OH  44114

                       INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus.

Fundamental Policies. The Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The other investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by a vote of a majority of the Trustees of the Fund. The following are the fund's fundamental investment limitations set forth in their entirety. The Fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% or the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow in amounts exceeding 33 1/3% of its total assets at the time of borrowing;

(4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(5) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell commodities or commodities futures contracts; and

(8) lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than 33 1/3% of the value of its total net assets to then be subject to such loans.

Non-Fundamental   Policies.   The  following  are   non-fundamental   investment
limitations and therefore, may be changed by the Board of Trustees, without a shareholder vote. The Fund may not:

 (9) Invest more than 10% of its total assets in warrants to purchase common stock, provided that warrants acquired in units or attached;

(10) Invest in companies for the purpose of exercising control or management;

(11) Invest more than 15% of its net assets illiquid securities;

(12) Invest in oil, gas or other mineral exploration or development programs or leases;

(13) Purchase the securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

(14) Invest more than 25% of its net assets in foreign securities, which are not traded on U.S. exchanges;

(15) Purchase a call option or a put option if the aggregate premium paid for all call and put options then held exceeds 15% of its net assets (less the amount by which any such positions are in-the-money), covered options writing
(sell) are not subject to this 15% limitation; and

(16) Make short sales of securities in an aggregate amount greater than 25% of net assets. The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 3% of the securities of any class of the issuer. Short sales "against the box" where the Fund sells short a security it already owns or owns at least an equal amount of such securities is not subject to this 25% limitation.


American Depository Receipts. ("ADR's") are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuers' home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with investing directly in foreign securities. ADRs are not subject to the 25% limitation on purchases of foreign securities.

Firm Commitment Agreements. The Fund may enter into firm commitment agreements ("when-issued" purchases) for the purchase of securities at an agreed upon price on a specified future date. The Fund will not enter into such agreements for the purpose of investment leverage.

Liability for the purchase price and all the rights and risks of ownership of the securities accrue to the Fund at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will maintain with the Custodian a segregated account with U.S. Government Securities, cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

Option Transactions. The Fund may invest in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Custodian.

The principal reason for the Fund to write a put would be to earn the premium income. The put option writer has the potential to gain a profit as long as the price of the underlying security remains above the exercise price, however, in return for receipt of the premium, the Fund has assumed the obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

 The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

Sector Concentration. The Fund may from time to time concentrate its investments in one single market segment like technology or medical sector. The Fund has adopted a fundamental investment restriction, which prohibits the Fund from investing more than 25% of its total assets, in securities of companies in any one industry. The technology sector may include the various industry, such as computer; software; semiconductor; telecommunication; networking; internet; data storage service and computer peripherals. Although the Investment Advisor currently believes that investment by the Fund in certain technology, medical, and biotechnology sector may offer greater opportunities for growth of capital, such investments may also expose investors to greater than average financial and market risk. The Fund may be more suspectable to adverse economic, political, regulatory or market developments affecting a single sector, this will increase Fund's risk and will make the Fund more volatile.

Foreign Securities. The Fund may invest in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies, and foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter American Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about an U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

                             PORTFOLIO TRANSACTIONS

The amended Advisory Agreement between the Fund and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers and dealers, seek the best overall terms available. In this regard, the Adviser will seek the most favorable price and execution for the transaction given the size and risk involved. In placing executions and paying brokerage commissions, the Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the brokerage and research services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations, assistance with the placement of sales for the Fund and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's staff. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services.

The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee paid to the Adviser would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Fund places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear. In addition, the Adviser may use such research in servicing its other fiduciary accounts and not all services received may be used by the Adviser in connection with its services to the Fund. However, the Fund may also benefit from research services received by the Adviser in connection with transactions effected on behalf of other fiduciary accounts.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary accounts, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund. In some instances, this procedure could adversely affect the Fund but the Adviser deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

The Fund paid brokerage commissions of $1,584 during the fiscal year ended September 30, 2000.


                             MANAGEMENT OF THE FUND

The Trustees and Officers of the Fund, their current business addresses and principal occupations during the last five years are set forth below. Trustees that have an asterisk before their name are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended.

========================================= ========================= =================================================
Name and address                          Positions held with       Age and Principal Occupation(s)
========================================= ========================= =================================================
========================================= ========================= =================================================
*David Y.S. Chiueh                          Trustee and President   Age 42.  Founded Upright Financial Corporation
615 West Mt. Pleasant Avenue                                        in 1990 and serves as Chief Executive Officer.
Livingston, New Jersey 07039                                        Prior to this service, he served as a financial
                                                                    planner.  Mr. Chiueh received a Masters Degree
                                                                    in Business Administration from the Rutgers
                                                                    University in 1988.  He is a Certified Financial
                                                                    Planner and has been a registered investment
                                                                    adviser since 1990
========================================= ========================= =================================================
========================================= ========================= =================================================
*Chaur Nan Yeh                                Trustee and Vice      Age 52.   Mr. Yeh serves as research analyst with
615 West Mt. Pleasant Avenue                     President          Upright Financial Corporation.  He is Vice
Livingston, New Jersey 07039                                        President of FMY Services, Inc., an engineering
                                                                    consulting firm, since 1987.  He received a
                                                                    Masters Degree in Engineering from New York
                                                                    University in 1975.
========================================= ========================= =================================================

========================================= ========================= =================================================
Wellman Wu                                         Trustee          Age 58. Mr. Wu is the president of Kam Kuo Food
Kam Man Food Inc.                                                   Corporation in New Jersey.  He has served as
511 Old Post Road                                                   president since 1996.  Prior to the position, Mr.
Edison, NJ 08817                                                    Wu served as Vice President for the Kam Man Food
                                                                    Inc. in New York since 1972.  Mr. Wu graduated
                                                                    from the School of Commerce in Hong Kong in 1963
========================================= ========================= =================================================
========================================= ========================= =================================================
Bing B. Chen                                       Trustee          Age 43.   Mr. Chen serves as president of the
Great china Chartering Agency                                       Great China Chartering & Agency Corp., a shipping
271 North Livingston Ave                                            brokerage firm.  Prior to December 1997, Mr. Chen
Livingston, NJ 07039                                                served as vice-president of Great China Chatering
                                                                    & Agency Corp. Mr. Chen received his Master's
                                                                    Degree of Science from the State University of New
                                                                    York at Maritime College.
========================================= ========================= =================================================

The Fund does not pay any direct remuneration to any Trustee who is an "interested person" of the Fund, or any officer employed by the Adviser or its affiliates. It is anticipated that the Trustees of the Fund who are not "interested persons" of the Fund will receive compensation in the amount of $100.00 per meeting attended.

The following table sets forth information estimating the compensation of each current Trustee of the Fund for his or her services.

==================================================================================================================
Trustees                Aggregate             Pension or             Estimated Annual       Total Compensation
                        compensation          Retirement             Benefits Upon          From the Fund
                        from the fund         Benefits               Retirement From
                                                                     the Fund
==================================================================================================================
==================================================================================================================
David Chiueh            0                     0                      0                      0
==================================================================================================================
==================================================================================================================
Chaur Nan Yeh           0                     0                      0                      0
==================================================================================================================
==================================================================================================================
Wellman Wu              400.00                0                      0                      400.00
==================================================================================================================
==================================================================================================================
Bing B. Chen            400.00                0                      0                      400.00
==================================================================================================================

                          INVESTMENT MANAGEMENT AND ADMINISTRATION


Upright Financial Corporation serves as the Fund's investment adviser and as the Fund's Administrator. In addition to the services described in the Fund's prospectus, the Adviser and/or the Administrator will compensate all personnel, Officers and Trustees of the Fund if such persons are employees of the Adviser or its affiliates.

For the services and facilities provided to the Fund by the Adviser, the Fund pays the Adviser a monthly fee based upon the daily net assets of such Fund for such calendar month equal to 1.5% on assets of the Fund. For the administrative services provided to the Fund, the Fund pays a monthly fee equal to .45% of the Fund's net assets.


The Board of Trustees of the Fund (including a majority of the Trustees who are not "interested persons" of the Fund) approved the Advisory Agreement on October 1, 2000. The Advisory Agreement provides that it will continue initially for two years, and from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by the Board of Trustees of the Fund, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned. The Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.


The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity.

Mr. David Chiueh owns 100% of the stock of the Adviser, Upright Financial Corporation.

Distributor. Maxus Securities Corp. serves as the principal underwriter for the Fund's shares. For the Fund's fiscal year ending September 30, 2000, the Fund did not incur any expenses relating to underwriting fees.


                           PRINCIPAL SECURITY HOLDERS

As of August 31,2000, the following persons owned of record 5% or more of the shares of the Funds:

Name & Address                                           Shares      Percentage

David Y.S. Chiueh & Yong Jen  Chiueh                   10,016.581        7.05%
615 West Mt. Pleasant Ave.
Livingston, NJ 07039

Chih Ching Hsu Profit Sharing Plan                      8,476.131        5.97%
42-31 Colden Street
Flushing, NY 11355

Michael Kuo                                            10,479.292        7.38%
2300 West Doublegate Drive
Albany, GA 31707

HVP Company LTD.                                       13,196.859        9.29%
7 Mott Street
New York, NY 10013

Zhou Xiu Hong                                          11,349.678        7.99%
511 Brooks Blvd
Manville, NJ 08835

Tsung-Liang Yao                                        8,673.027         6.10%
45 Helen Avenue
Paramus, NJ 07652

Kuny & Do Mei Tong Trustees                            7,681.511         5.41%
2308 West Doublegate Drive
Albany, GA 31707
                             PERFORMANCE INFORMATION

Total Return. The Fund may advertise performance in terms of average annual total return for 1, 5 and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                        n
                                 P(1 + T) = ERV
          Where: P  = a hypothetical initial payment of $1,000
                 T  = average annual total return
                 n  = number of years
                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period at the end of stated periods. The value assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the change in value of an investment over a specified period. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Distribution Rate. The Fund may quote its distribution rate along with the above-described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

Because a distribution can include such premiums and capital gains, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

Comparative Performance. The Fund's performance may be compared to that of other similar mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), which monitors mutual fund performance. The Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals.


                             TAXES AND DISTRIBUTIONS

Each investor should consult a tax advisor regarding the effect of federal, state and local taxes on an investment in the Fund.

Taxation of the Fund. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, the Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities; (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If the Fund qualifies as a regulated investment company and distributes at least 98% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholders cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution, which will nevertheless be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives a distribution taxable as long-term capital gain and redeems shares which he has not held for more than six months, any loss on the redemption (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain previously recognized.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distributions. Long-term capital gains earned by the Fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                            DESCRIPTION OF THE TRUST

Organization. Upright Growth Fund is a portfolio of Upright Investments Trust, an open-end diversified management investment company organized as a Delaware business trust on March 4, 1998. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

Voting Rights. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights and the rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the Trust for any purpose related to the Trust including for the purpose of voting on the removal of one or more Trustees.

Auditor.  Baird,  Kurtz & Dobson,120  West 12th St. Suite 1200.  Kansas City, MO
64105-2112  serves  as  the  Fund's  independent  accountant.   The  independent
accountant examines financial statements for the Fund.

Financial Statements. The Fund's financial statements and independent auditors report to be included in the Statement of Additional Information are incorporated herein by reference to the Trust 's Annual report to shareholders for the fiscal year ended September 30, 2000. The Trust will provide the annual report without charge at written or telephone request.

                            Upright Investment Trust

                            Part C. OTHER INFORMATION


      Item 23.       EXHIBITS
     ---------       --------

          (a)     Declaration of Trust*

          (b)     Bylaws*

          (c)     Incorporated by reference to Declaration of Trust and Bylaws*

          (d)     Advisory Agreement with Upright Financial Corp.*

          (e)     Underwriting Agreement with Maxus Securities Corp.*

          (f)     Inapplicable

          (g)     Custody Servicing Agreement.*

          (h.1) Transfer, Dividend Disbursing, and Shareholder Service agreement.*

          (h.2)   Fund Administration Servicing Agreement.*

          (h.3)   Accounting Servicing Agreement.*

          (i) Opinion and Consent of Counsel relating to Issuance of Shares*

          (j)     Consent of Independent Public Accountants

          (k)     Inapplicable

          (l)     Agreement Relating to Initial Capital*

          (m)     Inapplicable

          (n)     Financial Data Schedules

          (o)     Inapplicable


*    Incorporated by reference to Registration Statement on Form N-1A.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

          The Registrant does not directly or indirectly control any person.

          Upright Financial Corporation, the Registrant's investment adviser (the"Adviser") is wholly owned by David Y.S. Chiueh.

Item 25.  Indemnification.
--------  ----------------

          Under section 3817(a) of the Delaware Business Trust Act, a Delaware business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.

Section 8.2 of the Declaration of Trust filed herein provides forindemnification of the Registrant's trustees and officers under certain circumstances.

          Insofar as indemnification for liability arising under the Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

          All of the information required by this item is set forth in the Form ADV, as amended, of Upright Financial Corporation (File No. 801-38340). The following sections of Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part II
         (b) Section 6, Business Background, of each Schedule D.

Item 27.  Principal Underwriter

         (a) The Maxus Securities Corp. the principal underwriter of the Registrant, currently acts as a principal underwriter for the following investment companies: Maxus Income Fund; Maxus Equity Fund; Maxus Laureate Fund; Maxus Ohio Heartland Fund; Maxus Aggressive Value Fund; and Jhaveri Fund.

         (b)

Name:                             Positions and Offices    Positions and Offices
                                    with Underwriter:         with Registrant:

Richard A. Barone
1301 East Ninth Street, Suite 3600
Cleveland, Ohio 44114                   President                   None

Robert W. Curtin
1301 East Ninth Street, Suite 3600
Cleveland, Ohio 44114               Sr. Vice President              None
                                      and Secretary
Robert F. Pincus
1301 East Ninth Street, Suite 3600
Cleveland, Ohio 44114                 Vice President                None


         (c) Maxus Securities Corp. No compensation of any kind received from Registrant in the past year.

Item 28.  Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the (a) Upright Financial Corp. serves as the principal holder of records for the Registrant. The Declaration of Trust, by-laws, minute books and procedural information of the Registrant are in the physical possession of Upright Financial Corp. 615 West Mt. Pleasant Avenue, Livingston, NJ 07039.

        (b)All books and records required to be maintained by the custodian
        (c)All books and record required to be maintained by the transfer agent are held at:


                      Mutual Shareholder Services
                      1301 East Ninth Street, 36th Floor
                      Cleveland, OH  44114

Item 29.  Management Services Not Discussed in Parts A and B.
--------  ---------------------------------------------------

          Inapplicable
--------  -------------
 Item 30.  Undertakings.
Registrant undertakes to call a meeting of shareholders, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a director or directors. Registrant also undertakes to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Livingston and the State of New Jersey on the January 18th, 2001



                        Upright Investments Trust
                        Upright Growth Fund

                        By: /s/ David Y.S. Chiueh
                                David Y.S. Chiueh
                                President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                             Date


/s/ David Y.S. Chiueh                                 January 18, 2001
--------------------------------------------------------------------------------
Trustee and President of the Fund


/s/ Chaur Nan Yeh                                     January 18, 2001
--------------------------------------------------------------------------------
Trustee and Vice President of the Fund

/s/ Wellman Wu                                        January 18, 2001
--------------------------------------------------------------------------------
Trustee of the Fund


/s/ Bing B. Chen                                      January 18, 2001
--------------------------------------------------------------------------------
Trustee of the Fund

                                  EXHIBIT INDEX



Exhibit
Number           Document Title



1.    Financial Data Schedules

2.    Consent of Accountant

                                   CONSENT OF

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





Upright Growth Fund
Livingston, New Jersey


We hereby consent to the use in this Post-Effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940, both on Form N-1A, of our report dated October 21, 2000, accompanying and pertaining to the financial statements of the Upright Growth Fund as of September 30, 2000, which is included in such Post-Effective amendment.






Kansas City, Missouri
January 19, 2001